--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                             ---------------------


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) January 11, 2000
                         Commission File Number 0-23252


                            IGEN INTERNATIONAL, INC.
                           (Exact name of registrant)


       Delaware                                       94-2852543
(State of organization)                (I.R.S. Employer Identification Number)


               16020 Industrial Drive, Gaithersburg Maryland 20877
              (Address of principal executive offices and zip code)


                                 (301) 869-9800
                         (Registrant's telephone Number)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 5.  OTHER EVENTS

On January 11, 2000, IGEN International, Inc. (the "Company") sold $35 million in aggregate principal amount of 5% Subordinated Convertible Debentures due 2005. The Company also issued Warrants to purchase up to 282,258 shares of the Company's common stock, par value $0.001 per share. The Convertible Debentures are convertible into the Company's common stock at a conversion price of $31 per share. A copy of the press release announcing the financing and a copy of the Securities Purchase Agreement pursuant to which the Convertible Debentures and Warrants were sold are filed herewith as exhibits.


ITEM 7.  EXHIBITS

         99.1      Press release dated January 12, 2000

         99.2 Securities Purchase Agreement, dated as of January 11, 2000, among IGEN International, Inc. and the Purchasers listed on
                   Schedule I thereto


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  IGEN INTERNATIONAL, INC.

                                  By:       /s/ Samuel J. Wohlstadter
                                      ------------------------------------
                                      Samuel J. Wohlstadter
                                      Chairman and Chief Executive Officer


Dated:  January 12, 2000